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T. Rowe Price Funds
   T. Rowe Price New Income Fund, Inc.

 Supplement to prospectus dated October 1, 2002
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The following updates the Portfolio Management paragraph on page 38 of the prospectus:

   Portfolio Management
   Effective December 1, 2002, Daniel O. Shackelford became chairman of New Income Fund's Investment Advisory Committee and assumed day-to-day responsibility for managing the portfolio. Mr. Shackelford has been managing investments at T. Rowe Price since 1999. Prior to that time, he had been managing fixed-income portfolios for Investment Counselors of Maryland since 1993.
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 The date of this supplement is December 3, 2002.
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 C00-041 12/3/02